UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03657

Deutsche DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2019

Annual Report

to Shareholders

DWS New York Tax-Free Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statements of Changes in Net Assets
24	Financial Highlights

27	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
40	Information About Your Fund’s Expenses
41	Tax Information
42	Advisory Agreement Board Considerations and Fee Evaluation
47	Board Members and Officers
51	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our Funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the Fund’s gains or losses. Although the Fund seeks income that is exempt from New York and federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS New York Tax-Free Income Fund

Letter to Shareholders

Dear Shareholder:

The markets, both domestic and global, have been increasingly influenced by geopolitical concerns in recent months — most notably the trade conflict between China and the United States and uncertainty around the implementation of Britain’s exit from the European Union (“Brexit”). The result has been increased volatility and continued efforts by central banks to bolster economic growth through monetary policy.

Against this backdrop, our Americas Chief Investment Officer (“CIO”) remains constructive, albeit more cautious than at the beginning of the year. In our view, while tariffs raise concerns, particularly for commodity producing and manufacturing industries, including the world’s regional economies tilted toward such industries and still suffering from their own weak internal recoveries, a robust labor market and other key metrics suggest the underpinnings of the U.S. economy remain intact.

Of course, these issues and their potential implications bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments may be warranted.

We invite you to access these views to better understand the changing landscape and, most important, what it may mean for you. The “Insights” section of our web site, dws.com, is home to our CIO View, which integrates the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This truly global perspective guides our strategic investment approach.

As always, we thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS New York Tax-Free Income Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

DWS New York Tax-Free Income Fund posted a return for the 12 months ended August 31, 2019 of 8.46%. This return compares to 8.72% for the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index. The average fund in the Morningstar Muni New York Long peer group returned 7.47% for the 12 months. For the same period, the broad taxable bond market returned 10.17%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

Investment Strategy

The Fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. The Fund can buy many types of municipal securities of all maturities. In making buy and sell decisions, portfolio management typically weighs a number of factors, from economic outlooks and possible interest rate movements and yield levels across varying maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market. Although portfolio management may adjust the Fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, generally between five and nine years.

Performance for the broader fixed income markets was supported over the 12-month period by declining U.S. Treasury yields. The fourth quarter of 2018 saw Treasury yields drop as investors sought a safe haven in the face of uncertainty around global growth and U.S. Federal Reserve policy. Municipal bond market performance was constrained to a degree in late 2018 by outflows from tax-free mutual funds, although the impact was largely offset by moderate new issue supply.

4	|	DWS New York Tax-Free Income Fund

Entering 2019, the Fed signaled patience with respect to future increases in its benchmark overnight lending rate, sparking a rebound in sentiment. Tax-free funds would see record inflows of $62 billion over the first eight months of 2019. Longer-maturity and lower quality municipal funds experienced the biggest inflows as investors sought incremental income in a low interest rate environment. Moderate issuance over the period further boosted the technical backdrop.

“Performance for the broader fixed income markets was supported by declining U.S. Treasury yields.”

For the full 12 months ending August 31, 2019, the yield curve for AAA-rated municipal bonds finished lower along its length. In addition, the curve flattened between two and 10 years as longer maturities experienced the most significant yield declines. Specifically, the yield on two-year issues declined by 69 basis points from 1.70% to 1.01%, while the 10-year yield declined 122 basis points from 2.44% to 1.22%, for a flattening of 53 basis points between two and 10 years. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) Within the municipal market, lower quality issues generally outperformed for the 12 months ending August 31, 2019.

Positive and Negative Contributors to Fund Performance

Given less attractive valuations on the front end of the municipal curve, we looked for opportunities to gain incremental income by maintaining a tilt toward issues in the 15- to 20-year maturity range, while underweighting the 1-5-year segment of the curve. This positioning aided the Fund’s performance vs. the benchmark, as prices for longer-term issues benefited the most from falling yields as the municipal curve flattened over the period.

In a period when investors were generally rewarded for lower credit quality exposure, the Fund’s overall stance with respect to credit quality added to performance vs. the benchmark. Specifically, the Fund was overweight issues rated A and BBB and underweight issues in the AAA quality range, helping to boost performance relative to the benchmark as prices for lower rated issues benefited from the investor search for yield.

DWS New York Tax-Free Income Fund	|	5

Municipal Bond Yield Curve (as of 8/31/19 and 8/31/18)

Source: Municipal Market Data as of 8/31/19.

Chart is for illustrative purposes only and does not represent any DWS product.

In terms of sectors, the Fund’s underweight exposure to hospitals acted as a slight constraint on returns.

Outlook and Positioning

At the end of the period, municipal yields were at low levels by historical standards. As of the end of August 2019 the 2-year municipal bond yield of 1.01% was 66.9% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 10-year municipal bond yield of 1.22% was 81.3% of the comparable-maturity U.S. Treasury bond yield, while the 30-year municipal yield of 1.84% was 93.9% of the comparable U.S. Treasury yield.

The municipal curve is flat by historical standards, particularly between two and 10 years. However, the curve beyond 10 years is reasonably steep and we have been focusing new purchases in the 20-30-year range. We continue to maintain a neutral overall duration and corresponding interest rate sensitivity.

We view credit spreads as relatively fully valued and are being highly selective as we seek to add exposure to lower quality paper in order to add income and return opportunities. We continue to perform careful analysis of each issue’s risk/reward profile given the environment of relatively tight spreads.

We currently view New York State’s economy and finances as sound. The state regained its pre-recession employment peak in 2012 and though the unemployment rate runs slightly above the national average, employment

6	|	DWS New York Tax-Free Income Fund

growth has continued over the last several years. However, the rate of job growth has begun to slow and lags the national rate. Unlike in previous periods, the state has passed balanced budgets on a more or less timely basis over the last eight fiscal years. The state has an adequate financial position that is bolstered by additional reserves in its tax stabilization, rainy day, and extraordinary monetary settlement funds. State finances will remain challenged by its reliance on personal income taxes (PIT) for two-thirds of general fund revenues, exposure to the financial sector, and elevated Medicaid and other post-employment benefit (OPEB) expenditures, which we continue to monitor. Moreover, certain regions of New York, particularly upstate, continue to experience weaker economic conditions with pockets of municipal government fiscal stress.

New York’s general obligation debt, which is backed by the full taxing power of the state, continues to be rated AA+ with a stable outlook by S&P and Fitch and Aa1 with a stable outlook by Moody’s. We believe the state’s fiscal health is stable as a result of its mature and wealthy economy, well-funded pension system, broad power to raise revenue and adjust spending, recent pattern of expenditure growth control, and solid track record of closing annual budget gaps. Nonetheless, given the state’s reliance on volatile PIT revenues, large OPEB liabilities, and uncertain relationship with the federal government and federal policy changes, it remains important to closely monitor New York’s near-term challenges.

DWS New York Tax-Free Income Fund	|	7

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 1999.

–	Joined DWS in 1986.

–	Co-Head of Municipal Bonds.

–	BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2004.

–	Joined DWS in 1989.

–	BS, Pennsylvania State University; MS, Boston College.

Peter Aloisi, CFA, Vice President

Portfolio Manager of the Fund. Began managing the Fund in June 2018.

–	Joined DWS in 2010 with five years of industry experience; previously, served as an Associate at Banc of America Securities.

–	BA and MBA, Boston College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and with average maturities of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Muni New York Long category consists of funds with at least 80% of assets in New York municipal debt, with an average duration of more than seven years.

Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

8	|	DWS New York Tax-Free Income Fund

Performance Summary	August 31, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/19
Unadjusted for Sales Charge	8.46%	3.38%	4.20%
Adjusted for the Maximum Sales Charge (max 2.75% load)	5.48%	2.80%	3.91%
Bloomberg Barclays Municipal Bond Index†	8.72%	3.85%	4.62%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/19
Unadjusted for Sales Charge	7.55%	2.61%	3.42%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	7.55%	2.61%	3.42%
Bloomberg Barclays Municipal Bond Index†	8.72%	3.85%	4.62%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 8/31/19
No Sales Charges	8.63%	3.64%	4.46%
Bloomberg Barclays Municipal Bond Index†	8.72%	3.85%	4.62%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2018 are 0.94%, 1.75% and 0.82% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund’s distributions may be subject to federal, state and local tax and the alternative minimum tax.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS New York Tax-Free Income Fund	|	9

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

10	|	DWS New York Tax-Free Income Fund

	Class A	Class C	Class S

Net Asset Value
8/31/19	$11.00	$10.99	$10.99
8/31/18	$10.43	$10.43	$10.43

Distribution Information as of 8/31/19
Income Dividends, Twelve Months	$.30	$.22	$.32
Capital Gain Distributions	$.0009	$.0009	$.0009
August Income Dividend	$.0233	$.0164	$.0257
SEC 30-day Yield††	1.07%	.36%	1.35%
Tax Equivalent Yield††	2.12%	.72%	2.67%
Current Annualized Distribution Rate (based on Net Asset Value)††	2.54%	1.79%	2.81%

††

The SEC yield is net investment income per share earned over the month ended August 31, 2019, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.02%, 0.35% and 1.28% for Class A, Class C and Class S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 49.62% (combined New York state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2019. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.49%, 1.78% and 2.74% for Class A, Class C and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS New York Tax-Free Income Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio)	8/31/19	8/31/18
Revenue Bonds	81%	78%
Lease Obligations	8%	5%
Escrow to Maturity/Prerefunded	6%	10%
General Obligation Bonds	5%	7%
	100%	100%

Quality	8/31/19	8/31/18
AAA	10%	18%
AA	52%	51%
A	24%	21%
BBB	10%	8%
B	1%	—
Not Rated	3%	2%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	8/31/19	8/31/18
Effective Maturity	6.0 years	6.1 years
Modified Duration	5.0 years	5.1 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 51 for contact information.

12	|	DWS New York Tax-Free Income Fund

Investment Portfolio	as of August 31, 2019

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 99.5%
New York 98.8%

Amherst, NY, Development Corp. Student Housing Facility Revenue, UBF Faculty-Student Housing Corp., Series A, 5.0%, 10/1/2045, INS: AGMC	1,000,000	1,212,170

Buffalo & Erie County, NY, Industrial Land Development Corp. Revenue, Catholic Health System Obligated Group, 5.0%, 7/1/2040	1,000,000	1,163,220

Dutchess County, NY, Local Development Corp. Revenue, Marist College Project, 5.0%, 7/1/2043	3,000,000	3,703,560

Dutchess County, NY, Local Development Corp. Revenue, Vassar College, Series A, 5.0%, 1/1/2049	3,000,000	3,304,800

Erie County, NY, Industrial Development Agency, School Facility Revenue, City School District, Buffalo Project, Series A, 5.0%, 5/1/2031	3,000,000	3,759,390

Hempstead Town, NY, Local Development Corp. Revenue, Molloy College Project, 5.0%, 7/1/2048	745,000	887,988

Hudson, NY, Yards Infrastructure Corp. Revenue, Fiscal 2012:

Series A, 5.75%, 2/15/2047	1,140,000	1,212,230

Series A, Prerefunded, 5.75%, 2/15/2047	1,860,000	1,989,121

Jefferson County, NY, Civic Facility Development Corp., Samaritan Medical Center Project, Series A, 5.0%, 11/1/2037	1,185,000	1,403,467

Liberty, NY, Development Corp. Revenue, Goldman Sachs Headquarters:

5.25%, 10/1/2035	5,000,000	6,960,450

5.5%, 10/1/2037 , GTY: Goldman Sachs Group, Inc.	2,500,000	3,628,375

Long Island, NY, Electric System Revenue, Power Authority:

5.0%, 9/1/2039	1,000,000	1,254,310

5.0%, 9/1/2047	500,000	609,000

Long Island, NY, Power Authority:

Series B, 5.0%, 9/1/2036	1,000,000	1,215,310

Series A, 5.0%, 9/1/2037	4,000,000	4,412,640

Series A, Prerefunded, 5.0%, 5/1/2038	2,000,000	2,134,300

Metropolitan Transportation Authority, NY, Revenue, Series B, 5.0%, 11/15/2043	1,000,000	1,114,520

Monroe County, NY, Industrial Development Agency School Facility Revenue, Rochester City School District Modernization Project, 5.0%, 5/1/2027	1,500,000	1,927,560

Monroe County, NY, Industrial Development Corp. Revenue, Rochester General Hospital Projects, 5.0%, 12/1/2046	1,060,000	1,242,161

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	13

	Principal Amount ($)	Value ($)

Monroe County, NY, Industrial Development Corp. Revenue, University of Rochester, Series A, 5.0%, 7/1/2033	1,000,000	1,203,040

Monroe County, NY, State General Obligation, 4.0%, 6/1/2029, INS: Build America Mutual	2,000,000	2,339,240

New York, Brookhaven Local Development Corp. Revenue, Jefferson’s Ferry Project, 5.25%, 11/1/2036	1,200,000	1,420,548

New York, Brooklyn Arena Local Development Corp., Pilot Revenue, Barclays Center Project, Series A, 4.0%, 7/15/2035, INS: AGMC	1,500,000	1,691,655

New York, Buffalo & Fort Erie Public Bridge Authority, 5.0%, 1/1/2042	1,490,000	1,779,522

New York, Build New York City Resource Corp. Revenue, New Dawn Charter School Project, 144A, 5.75%, 2/1/2049	1,000,000	1,071,750

New York, Build New York City Resource Corp. Revenue, The Children’s Aid Society Project, 4.0%, 7/1/2049	1,000,000	1,139,810

New York, Build New York City Resource Corp. Revenue, YMCA of Greater New York Project:

5.0%, 8/1/2040	750,000	867,615

5.0%, 8/1/2042	1,000,000	1,080,060

New York, Build New York City Resource Corp., Solid Waste Disposal Revenue, Pratt Paper, Inc. Project, AMT, 144A, 5.0%, 1/1/2035	750,000	835,193

New York, Higher Education Revenue, Dormitory Authority, Colgate University, 6.0%, 7/1/2021, INS: NATL	365,000	387,988

New York, Higher Education Revenue, Dormitory Authority, New York University, Series A, 5.75%, 7/1/2027, INS: NATL	3,000,000	3,651,420

New York, Hudson Yards Infrastructure Corp., Second Indenture Revenue, Series A, 5.0%, 2/15/2042	2,000,000	2,441,920

New York, Liberty Development Corp. Revenue, Second Priority, Bank of America Tower at One Bryant Park LLC:

“3”, 2.8%, 9/15/2069 (a)	1,250,000	1,300,775

“1”, Prerefunded, 5.625%, 1/15/2046	2,000,000	2,034,380

New York, Liberty Development Corp. Revenue, World Trade Center Project, 5.0%, 11/15/2031	2,250,000	2,441,610

New York, Metropolitan Transportation Authority Revenue:

Series B, 4.0%, 11/15/2034	3,500,000	3,961,930

Series B-2B, 5.0%, 5/15/2021	2,000,000	2,125,520

Series C, 5.0%, 11/15/2031	2,415,000	2,694,077

Series C, Prerefunded, 5.0%, 11/15/2031	1,085,000	1,225,974

Series D, Prerefunded, 5.0%, 11/15/2034	1,000,000	1,048,950

Series A-1, 5.0%, 11/15/2035	2,000,000	2,352,200

Series B, 5.25%, 11/15/2044	3,000,000	3,465,450

New York, Metropolitan Transportation Authority Revenue, Green Bonds, Series A1, 5.25%, 11/15/2057	1,000,000	1,214,900

The accompanying notes are an integral part of the financial statements.

14	|	DWS New York Tax-Free Income Fund

	Principal Amount ($)	Value ($)

New York, MTA Hudson Rail Yards Trust Obligations Revenue, Series A, 5.0%, 11/15/2051	1,000,000	1,071,090

New York, State Dormitory Authority Revenue, Non State Supported Debt, School District-Bond Financing Program, Series A, 5.0%, 10/1/2027	2,000,000	2,530,880

New York, State Dormitory Authority Revenue, Non-State Supported Debt:

Series A, 5.0%, 1/15/2026	1,095,000	1,359,508

Series A, 5.0%, 7/1/2037	1,000,000	1,105,940

Series A, 5.0%, 7/1/2049	3,000,000	3,806,970

New York, State Dormitory Authority Revenue, Non-State Supported Debt, Montefiore Obligated Group:

Series A, 5.0%, 8/1/2029	380,000	482,570

Series A, 5.0%, 8/1/2030	450,000	568,292

Series A, 5.0%, 8/1/2031	875,000	1,099,228

Series A, 5.0%, 8/1/2032	320,000	400,534

Series A, 5.0%, 8/1/2033	210,000	262,051

New York, State Dormitory Authority Revenue, Non-State Supported Debt, St. John’s University, Series A, 5.0%, 7/1/2037	1,250,000	1,469,800

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Cornell University, Series C, 5.0%, 7/1/2037	2,510,000	2,588,237

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Memorial Sloan-Kettering Cancer Center, 5.0%, 7/1/2041	2,000,000	2,159,620

New York, State Dormitory Authority Revenues, Non-State Supported Debt, North Shore Long Island Jewish Health System:

Series A, 5.0%, 5/1/2030	1,500,000	1,796,835

Series A, Prerefunded, 5.0%, 5/1/2032	2,000,000	2,134,300

New York, State Dormitory Authority Revenues, Non-State Supported Debt, NYU Hospitals Center:

5.0%, 7/1/2033	360,000	436,187

Series A, Prerefunded, 6.0%, 7/1/2040	1,500,000	1,562,340

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional Medical Center, 144A, 5.0%, 12/1/2036	2,700,000	3,205,818

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Rochester Institute of Technology, 5.0%, 7/1/2040	2,500,000	2,576,325

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Rockefeller University:

Series C, 5.0%, 7/1/2040	2,750,000	2,758,250

Series A, 5.0%, 7/1/2041	2,000,000	2,061,000

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	15

	Principal Amount ($)	Value ($)

New York, State Dormitory Authority Revenues, Non-State Supported Debt, Royal Charter Properties, Series A, 1.33%*, 9/6/2019, LOC: Fannie Mae	265,000	265,000

New York, State Dormitory Authority Revenues, Non-State Supported Debt, School Districts Financing Program:

Series C, 5.0%, 10/1/2031, INS: AGC	20,000	20,055

Series A, 5.0%, 10/1/2034	1,000,000	1,237,490

New York, State Dormitory Authority Revenues, Non-State Supported Debt, State University Dormitory Facilities:

Series A, 5.0%, 7/1/2036	1,745,000	2,169,192

Series A, 5.0%, 7/1/2038	1,000,000	1,234,970

Series A, 5.0%, 7/1/2048	2,000,000	2,465,600

New York, State Dormitory Authority Revenues, Non-State Supported Debt, State University Facilities, Series A, 5.0%, 7/1/2043	2,000,000	2,257,040

New York, State Dormitory Authority, Sales Tax Revenue:

Series A, 5.0%, 3/15/2042	2,000,000	2,474,360

Series E, 5.0%, 3/15/2048	3,000,000	3,711,990

New York, State Dormitory Authority, State Personal Income Tax Revenue:

Series D, 4.0%, 2/15/2036	1,410,000	1,599,025

Series A, 5.0%, 3/15/2045	2,835,000	3,522,147

Series A, 5.0%, 3/15/2047	2,500,000	3,122,200

New York, State Environmental Facilities Corp. Revenue, State Revolving Funds, Series C, 5.0%, 5/15/2041	2,500,000	2,660,975

New York, State Environmental Facilities Corp., State Clean Water & Drinking Revolving Funds, New York City Municipal Water Finance Authority Projects, 5.0%, 6/15/2036	3,340,000	3,570,794

New York, State Housing Finance Agency, Series K, 1.45%, 5/1/2023	2,500,000	2,510,800

New York, State Liberty Development Corp. Revenue, World Trade Center:

“2”, 5.0%, 9/15/2043	2,000,000	2,172,540

“3”, 5.0%, 3/15/2044	1,190,000	1,291,804

New York, State Liberty Development Corp. Revenue, World Trade Center Project, Class 1-3, 144A, 5.0%, 11/15/2044	2,000,000	2,221,580

New York, State Liberty Development Corp., Revenue, World Trade Center Port Authority Construction, 5.25%, 12/15/2043	3,000,000	3,281,280

New York, State Power Authority Revenue, Series A, 5.0%, 11/15/2038	1,500,000	1,620,045

New York, State Thruway Authority, Series J, 5.0%, 1/1/2041	2,220,000	2,532,310

New York, State Thruway Authority, General Revenue, Series I, 5.0%, 1/1/2037	5,000,000	5,425,450

The accompanying notes are an integral part of the financial statements.

16	|	DWS New York Tax-Free Income Fund

	Principal Amount ($)	Value ($)

New York, State Thruway Authority, General Revenue, Junior Indebtedness Obligated, Junior Lien:

Series A, 4.0%, 1/1/2037	500,000	555,250

Series A, 4.0%, 1/1/2038	500,000	553,665

Series A, 5.0%, 1/1/2041	3,000,000	3,573,690

New York, State Transportation Development Corp., Special Facilities Revenue, Delta Air Lines, Inc., LaGuardia Airport C&D Redevelopment:

AMT, 5.0%, 1/1/2033	1,000,000	1,215,570

AMT, 5.0%, 1/1/2034	1,000,000	1,212,580

New York, State Transportation Development Corp., Special Facilities Revenue, Laguardia Gateway Partners LLC, Redevelopment Project, Series A, AMT, 5.0%, 7/1/2046	2,500,000	2,797,700

New York, State Urban Development Corp. Revenue, Personal Income Tax, Series A, 4.0%, 3/15/2037	2,500,000	2,825,475

New York, Transportation/Tolls Revenue, Triborough Bridge & Tunnel Authority, Series Y, ETM, 6.125%, 1/1/2021	4,065,000	4,191,584

New York, Triborough Bridge & Tunnel Authority Revenues:

Series C, 5.0%, 11/15/2036	2,000,000	2,569,940

Series C, 5.0%, 11/15/2035	1,000,000	1,289,740

New York, TSASC, Inc., Series B, 5.0%, 6/1/2045	1,500,000	1,488,285

New York, Utility Debt Securitization Authority, Restructuring Bonds, 5.0%, 12/15/2036	3,000,000	3,642,780

New York, Utility Debt Securitization Authority, Restructuring Revenue, Series TE, 5.0%, 12/15/2041	3,675,000	4,212,763

New York & New Jersey Port Authority, Special Obligation Revenue, JFK International Air Terminal LLC, 6.0%, 12/1/2042	1,025,000	1,083,948

New York City, NY, Housing Development Corp. Revenue, Series B1, 5.25%, 7/1/2031	2,845,000	3,226,628

New York City, NY, Housing Development Corp., Multi-Family Housing Revenue, Series C, 1.625%**, 5/1/2049	35,000	35,002

New York City, NY, Industrial Development Agency, Airport Facilities Revenue, Series A, AMT, 5.0%, 7/1/2028	2,000,000	2,175,860

New York City, NY, Industrial Development Agency, Civic Facility Revenue, Jamaica First Parking LLC, 1.38%*, 9/6/2019, LOC: TD Bank NA	985,000	985,000

New York City, NY, Municipal Water Finance Authority Revenue, Series EE, 5.0%, 6/15/2045	3,000,000	3,486,960

New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue, Second Generation, Series FF, 5.0%, 6/15/2031	1,000,000	1,029,970

New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:

Series BB, 1.37%*, 9/6/2019, SPA: Industrial and Commercial Bank of China	1,430,000	1,430,000

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	17

	Principal Amount ($)	Value ($)

Series FF-1, 4.0%, 6/15/2049	2,000,000	2,297,440

Series AA, 5.0%, 6/15/2032	500,000	666,750

Series BB-1, 5.0%, 6/15/2046	2,000,000	2,438,040

New York City, NY, Transitional Finance Authority Revenue, Future Tax, Series F-1, 5.0%, 5/1/2039	2,000,000	2,188,960

New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:

Series F-1, 4.0%, 5/1/2037	1,000,000	1,147,590

Series B-1, 4.0%, 8/1/2037	5,000,000	5,683,850

Series A, 5.0%, 5/1/2038	2,000,000	2,005,340

Series B1, 5.0%, 11/1/2040	4,000,000	4,626,640

New York City, NY, Transitional Finance Authority, Building Aid Revenue, Fiscal 2018, Series S-1, 5.0%, 7/15/2035	1,000,000	1,243,860

New York Counties, NY, Tobacco Settlement Pass-Through Trust, Series A-2B, 5.0%, 6/1/2045	2,000,000	2,156,240

New York, NY, General Obligation:

Series G-4, 1.34%*, 9/6/2019 , LOC: Citibank NA	100,000	100,000

Series I-3, 1.37%*, 9/6/2019 , LOC: Citibank NA	900,000	900,000

Series A-1, 4.0%, 8/1/2036	3,000,000	3,417,390

Series A, 5.0%, 8/1/2025	2,500,000	3,055,275

Series B-1, 5.0%, 12/1/2034	2,800,000	3,456,684

Niagara County, NY, Frontier Transportation Authority, Buffalo Niagara international Airport:

Series A, AMT, 5.0%, 4/1/2037	335,000	412,506

Series A, AMT, 5.0%, 4/1/2038	600,000	736,050

Orange County, NY, Senior Care Revenue, Industrial Development Agency, The Glen Arden Project, 5.7%, 1/1/2028	1,515,000	1,476,337

Oyster Bay, NY, State General Obligation, 4.0%, 2/15/2026	2,000,000	2,262,040

Port Authority of New York & New Jersey:

Series 195, AMT, 5.0%, 10/1/2026	1,125,000	1,402,717

Series 207, AMT, 5.0%, 9/15/2031	3,500,000	4,425,715

Series 206, AMT, 5.0%, 11/15/2032	3,000,000	3,756,270

Series 197, AMT, 5.0%, 11/15/2034	3,000,000	3,638,460

Series 193, AMT, 5.0%, 10/15/2035	3,000,000	3,569,370

Series 202, AMT, 5.0%, 10/15/2036	3,000,000	3,664,830

Suffolk County, NY, Revenue Anticipation Notes, 2.75%, 3/20/2020	1,500,000	1,512,645

Tompkins County, NY, Development Corp. Revenue, Ithaca College, 5.0%, 7/1/2038	2,865,000	3,364,455

Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute, Series A, 5.125%, 9/1/2040	4,000,000	4,148,600

Westchester County, NY, Tobacco Asset Securitization, Series B, 5.0%, 6/1/2041	2,750,000	3,016,722

Western Nassau County, NY, Water Authority, Series A, 5.0%, 4/1/2040	1,400,000	1,632,764

		291,698,451

The accompanying notes are an integral part of the financial statements.

18	|	DWS New York Tax-Free Income Fund

	Principal Amount ($)	Value ($)
Guam 0.7%

Guam, Government Waterworks Authority, Water & Wastewater System Revenue, 5.0%, 7/1/2040	155,000	180,159

Guam, International Airport Authority Revenue, Series C, AMT, 6.375%, 10/1/2043	320,000	375,165

Guam, Port Authority Revenue, Series A, 5.0%, 7/1/2048	125,000	149,865

Guam, Power Authority Revenue:

Series A, 5.0%, 10/1/2030, INS: AGMC	585,000	647,121

Series A, 5.0%, 10/1/2037	210,000	244,566

Series A, 5.0%, 10/1/2038	190,000	220,780

Series A, 5.0%, 10/1/2040	135,000	156,194

		1,973,850

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $271,480,106)	99.5	293,672,301
Other Assets and Liabilities, Net	0.5	1,548,919

Net Assets	100.0	295,221,220

*

Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of August 31, 2019. Date shown reflects the earlier of demand date or stated maturity date.

**

Variable or floating rate security. These securities are shown at their current rate as of August 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

(a)	When-issued security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

GTY: Guaranty Agreement

INS: Insured

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	19

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (b)	$—	$293,672,301	$—	$293,672,301
Total	$—	$293,672,301	$—	$293,672,301

(b)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

20	|	DWS New York Tax-Free Income Fund

Statement of Assets and Liabilities

as of August 31, 2019

Assets
Investments in securities, at value (cost $271,480,106)	$293,672,301
Cash	87,914
Receivable for Fund shares sold	326
Interest receivable	3,152,111
Other assets	19,710
Total assets	296,932,362

Liabilities
Payable for investments purchased — when-issued security	1,250,000
Payable for Fund shares redeemed	25,114
Distributions payable	105,686
Accrued management fee	95,340
Accrued Trustees’ fees	4,564
Other accrued expenses and payables	230,438
Total liabilities	1,711,142
Net assets, at value	$295,221,220

Net Assets Consist of
Distributable earnings (loss)	18,271,543
Paid-in capital	276,949,677
Net assets, at value	$295,221,220

Net Asset Value

Class A

Net Asset Value, offering and redemption price per share ($111,081,493 ÷ 10,102,426 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$11.00

Maximum offering price per share (100 ÷ 97.25 of $11.00)	$11.31
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,901,045 ÷ 991,700 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.99
Class S

Net Asset Value, offering and redemption price per share ($173,238,682 ÷ 15,759,738 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.99

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	21

Statement of Operations

for the year ended August 31, 2019

Investment Income
Income:

Interest	$10,964,689
Expenses:

Management fee	1,324,214
Administration fee	297,432
Services to shareholders	324,009
Distribution and service fees	374,180
Custodian fee	4,221
Professional fees	99,053
Reports to shareholders	51,964
Registration fees	46,093
Trustees’ fees and expenses	15,865
Interest expense and fees on floating rate notes issued	138,589
Other	41,123
Total expenses before expense reductions	2,716,743
Expense reductions	(444,556)
Total expenses after expense reductions	2,272,187
Net investment income	8,692,502

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,204,713
Change in net unrealized appreciation (depreciation) on investments	13,179,606
Net gain (loss)	14,384,319
Net increase (decrease) in net assets resulting from operations	$23,076,821

The accompanying notes are an integral part of the financial statements.

22	|	DWS New York Tax-Free Income Fund

Statements of Changes in Net Assets

	Years Ended August 31,
Increase (Decrease) in Net Assets	2019	2018
Operations:

Net investment income (loss)	$8,692,502	$11,513,869
Net realized gain (loss)	1,204,713	823,465
Change in net unrealized appreciation (depreciation)	13,179,606	(13,297,376)
Net increase (decrease) in net assets resulting from operations	23,076,821	(960,042)
Distributions to shareholders:

Class A	(3,071,675)	(3,563,666)
Class C	(250,406)	(390,872)
Class S	(5,393,372)	(7,899,145)
Total distributions	(8,715,453)	(11,853,683)*
Fund share transactions:

Proceeds from shares sold	29,390,049	75,979,367
Reinvestment of distributions	7,384,156	10,272,871
Payments for shares redeemed	(109,477,931)	(113,465,996)
Net increase (decrease) in net assets from Fund share transactions	(72,703,726)	(27,213,758)
Increase (decrease) in net assets	(58,342,358)	(40,027,483)
Net assets at beginning of period	353,563,578	393,591,061

Net assets at end of period	$295,221,220	$353,563,578 **

*

Includes distributions from net investment income of $3,456,475, $374,521 and $7,677,447 for Class A, Class C, and Class S, respectively and distributions from net realized gains of $107,191, $16,351 and $221,698 for Class A, Class C, and Class S, respectively.

**	Includes undistributed net investment income of $220,640.

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	23

Financial Highlights

	Years Ended August 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$10.43	$10.76	$11.11	$10.76	$10.93
Income (loss) from investment operations:

Net investment income[a]	.30	.30	.34	.38	.39
Net realized and unrealized gain (loss)	.57	(.32)	(.35)	.35	(.17)
Total from investment operations	.87	(.02)	(.01)	.73	.22
Less distributions from:

Net investment income	(.30)	(.30)	(.34)	(.38)	(.39)
Net realized gains	(.00 )*	(.01)	—	(.00 )*	(.00 )*
Total distributions	(.30)	(.31)	(.34)	(.38)	(.39)
Net asset value, end of period	$11.00	$10.43	$10.76	$11.11	$10.76
Total Return (%)[b,c]	8.46	(.16)	(.06)	6.92	2.05

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111	114	129	141	128
Ratio of expenses before expense reductions (including interest expense) (%)[d]	.98	.94	.96	.96	.95
Ratio of expenses after expense reductions (including interest expense) (%)[d]	.88	.90	.88	.88	.85
Ratio of expenses after expense reductions (excluding interest expense) (%)	.83	.86	.83	.83	.81
Ratio of net investment income (%)	2.80	2.87	3.15	3.48	3.61
Portfolio turnover rate (%)	41	42	42	32	26

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS New York Tax-Free Income Fund

	Years Ended August 31,
Class C	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$10.43	$10.76	$11.11	$10.76	$10.92
Income (loss) from investment operations:

Net investment income[a]	.22	.22	.26	.30	.31
Net realized and unrealized gain (loss)	.56	(.32)	(.35)	.35	(.16)
Total from investment operations	.78	(.10)	(.09)	.65	.15
Less distributions from:

Net investment income	(.22)	(.22)	(.26)	(.30)	(.31)
Net realized gains	(.00 )*	(.01)	—	(.00 )*	(.00 )*
Total distributions	(.22)	(.23)	(.26)	(.30)	(.31)
Net asset value, end of period	$10.99	$10.43	$10.76	$11.11	$10.76
Total Return (%)[b,c]	7.55	(.91)	(.81)	6.12	1.38

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	14	19	22	20
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.78	1.75	1.75	1.76	1.75
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.63	1.65	1.63	1.63	1.60
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.58	1.61	1.58	1.58	1.56
Ratio of net investment income (%)	2.06	2.12	2.40	2.73	2.86
Portfolio turnover rate (%)	41	42	42	32	26

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS New York Tax-Free Income Fund	|	25

	Years Ended August 31,
Class S	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$10.43	$10.76	$11.11	$10.76	$10.92
Income (loss) from investment operations:

Net investment income[a]	.32	.33	.36	.41	.42
Net realized and unrealized gain (loss)	.56	(.32)	(.35)	.35	(.16)
Total from investment operations	.88	.01	.01	.76	.26
Less distributions from:

Net investment income	(.32)	(.33)	(.36)	(.41)	(.42)
Net realized gains	(.00 )*	(.01)	—	(.00 )*	(.00 )*
Total distributions	(.32)	(.34)	(.36)	(.41)	(.42)
Net asset value, end of period	$10.99	$10.43	$10.76	$11.11	$10.76
Total Return (%)[b]	8.63	.09	.19	7.19	2.39

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	173	225	246	217	191
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.81	.82	.80	.79	.77
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.63	.65	.63	.63	.60
Ratio of expenses after expense reductions (excluding interest expense) (%)	.59	.61	.58	.58	.56
Ratio of net investment income (%)	3.06	3.12	3.39	3.73	3.86
Portfolio turnover rate (%)	41	42	42	32	26

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

26	|	DWS New York Tax-Free Income Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS New York Tax-Free Income Fund (the “Fund”) is a non-diversified series of Deutsche DWS State Tax-Free Income Series (the “Series”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to

DWS New York Tax-Free Income Fund	|	27

present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

28	|	DWS New York Tax-Free Income Fund

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose trust (the “TOB Trust”). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense on floating rate notes issued” in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the year ended August 31, 2019 was approximately $7,474,000, with a weighted average interest rate of 2.31%.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters

DWS New York Tax-Free Income Fund	|	29

may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule. All Fund TOB Trusts are structured to be in compliance with the Volcker Rule. A Volcker-compliant TOB Trust structure is similar to pre-Volker TOB Trust structures. The ultimate impact of the Volker Rule on the inverse floater market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the Fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

The Fund had no open inverse floaters at period end.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

30	|	DWS New York Tax-Free Income Fund

At August 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $4,133,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,262,000) and long-term losses ($1,871,000).

The Fund has reviewed the tax positions for the open tax years as of August 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floaters transactions and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$300,911
Capital loss carryforwards	$(4,133,000)
Net unrealized appreciation on investments	$22,209,465

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2019	2018
Distributions from tax-exempt income	$8,693,372	$11,508,443
Distributions from ordinary income*	$22,081	$345,240

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

DWS New York Tax-Free Income Fund	|	31

At August 31, 2019, the aggregate cost of investments for federal income tax purposes was $271,497,376. The net unrealized appreciation for all investments based on tax cost was $22,209,465. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $22,269,404 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $59,939.

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended August 31, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $123,365,465 and $201,029,888, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

32	|	DWS New York Tax-Free Income Fund

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund’s average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

Accordingly, for the year ended August 31, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.45% of the Fund’s average daily net assets.

For the period from September 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.87%
Class C	1.62%
Class S	.62%

For the period from October 1, 2018 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.83%
Class C	1.58%
Class S	.58%

DWS New York Tax-Free Income Fund	|	33

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.80%
Class C	1.55%
Class S	.55%

For the year ended August 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$110,070
Class C	18,124
Class S	316,362
$444,556

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2019, the Administration Fee was $297,432, of which $25,019 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2019
Class A	$15,270	$2,276
Class C	681	78
Class S	21,839	3,141
	$37,790	$5,495

34	|	DWS New York Tax-Free Income Fund

In addition, for the year ended August 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$56,693
Class C	11,049
Class S	202,865
$270,607

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2019
Class C	$90,785	$6,942

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to the Fund at an annual rate of up to 0.25% of average daily net assets for Class A and C shareholders. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2019	Annual Rate
Class A	$253,163	$47,241	.23%
Class C	30,232	4,505	.25%
	$283,395	$51,746

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2019 aggregated $5,879.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the

DWS New York Tax-Free Income Fund	|	35

shares redeemed for Class C. For the year ended August 31, 2019, the CDSC for Class C shares aggregated $1,000. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2019, DDI received $5,201 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended August 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders“ aggregated $19,185, of which $8,832 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the year ended August 31, 2019, the Fund engaged in securities purchases of $44,185,000 and securities sales of $38,040,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2019.

36	|	DWS New York Tax-Free Income Fund

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2019		Year Ended August 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,038,688	$11,012,468	972,623	$10,302,145
Class C	53,658	563,740	198,938	2,117,599
Class S	1,708,498	17,813,841	6,004,478	63,559,623
		$29,390,049		$75,979,367

Shares issued to shareholders in reinvestment of distributions
Class A	233,696	$2,463,214	272,451	$2,870,672
Class C	18,168	191,163	26,957	284,044
Class S	449,230	4,729,779	675,863	7,118,155
		$7,384,156		$10,272,871

Shares redeemed
Class A	(2,131,436)	$(22,410,873)	(2,235,658)	$(23,590,221)
Class C	(445,517)	(4,664,947)	(608,670)	(6,398,824)
Class S	(7,980,850)	(82,402,111)	(7,967,360)	(83,476,951)
		$(109,477,931)		$(113,465,996)

Net Increase (decrease)
Class A	(859,052)	$(8,935,191)	(990,584)	$(10,417,404)
Class C	(373,691)	(3,910,044)	(382,775)	(3,997,181)
Class S	(5,823,122)	(59,858,491)	(1,287,019)	(12,799,173)
		$(72,703,726)		$(27,213,758)

DWS New York Tax-Free Income Fund	|	37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS State Tax-Free Income Series and Shareholders of DWS New York Tax-Free Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS New York Tax-Free Income Fund (the “Fund”) (one of the funds constituting Deutsche DWS State Tax-Free Income Series) (the “Trust”), including the investment portfolio, as of August 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS State Tax-Free Income Series) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are

38	|	DWS New York Tax-Free Income Fund

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

October 25, 2019

DWS New York Tax-Free Income Fund	|	39

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2019 to August 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

40	|	DWS New York Tax-Free Income Fund

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 3/1/19	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/19	$1,063.90	$1,058.90	$1,064.30
Expenses Paid per $1,000*	$4.53	$8.41	$3.23

Hypothetical 5% Fund Return
Beginning Account Value 3/1/19	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/19	$1,020.82	$1,017.04	$1,022.08
Expenses Paid per $1,000*	$4.43	$8.24	$3.16

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S
DWS New York Tax-Free Income Fund†	.87%	1.62%	.62%

†	Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.04% for each class.

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Of the dividends paid from net investment income for the taxable year ended August 31, 2019, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS New York Tax-Free Income Fund	|	41

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS New York Tax-Free Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

42	|	DWS New York Tax-Free Income Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2017.

DWS New York Tax-Free Income Fund	|	43

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the

44	|	DWS New York Tax-Free Income Fund

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board

DWS New York Tax-Free Income Fund	|	45

considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

46	|	DWS New York Tax-Free Income Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	80	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	80	Portland General Electric[2] (utility company) (2003– present)

DWS New York Tax-Free Income Fund	|	47

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	80	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	80	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	80	Director, Aberdeen Japan Fund (since 2007)

48	|	DWS New York Tax-Free Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	80	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	80	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	80	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	80	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS New York Tax-Free Income Fund	|	49

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Chief Financial Officer and Treasurer, since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[10] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

[10]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

50	|	DWS New York Tax-Free Income Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent
12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS New York Tax-Free Income Fund	|	51

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S
Nasdaq Symbol	KNTAX	KNTCX	SNWYX
CUSIP Number	25158X 500	25158X 708	25158X 807
Fund Number	26	326	2326

52	|	DWS New York Tax-Free Income Fund

Notes

Notes

Notes

DNYTF-2

(R-023992-9 10/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS New York tax-free income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$50,433	$0	$6,755	$0
2018	$72,656	$0	$7,759	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$470,936	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$6,755	$740,482	$0	$747,237
2018	$7,759	$470,936	$513,130	$991,825

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2018 and 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS New York Tax-Free Income Fund, a series of Deutsche DWS State Tax-Free Income Series

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/6/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/6/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/6/2019